EXHIBIT 10.8

                        PURCHASE AND SALE AGREEMENT
                              (SUPPLEMENTARY)



THIS AGREEMENT is made as of this 13th day of December, 1993.

BETWEEN

Aban Loyd Chiles Offshore Limited, a company organised and existing under the laws of India, with its offices at Sakthi Towers, 766
Anna Salai, Madras-600 002 India (hereinafter referred to as
"Seller")

                                    AND

GLOBAL MARINE INC., a Company organised and existing under the laws of Delaware, U.S.A. and having its principal offices at 777 N.
Eldridge, Houston, Texas 77079 (hereinafter referred to as "Buyer")

Seller and Buyer are sometimes referred to herein collectively as "Parties" and individually as "Party".

                                WITNESSETH:

WHEREAS:

1. The Parties have entered into a Purchase and Sale Agreement (The Agreement) in regard to the jackup Drilling unit known as "UXMAL", all in accordance with the terms and conditions detailed in The Agreement, in respect of the cash portion of the consideration.

2. The Parties have agreed to embody separately certain additional terms and conditions in a Supplemental Agreement to be read in conjunction with The Agreement, of which it shall form an integral part, to reflect the total quantum of purchase price payable by the Buyer in consideration of taking possession and acquiring the above mentioned drilling unit.

NOW THEREFORE, the Parties hereto agree as follows:

ARTICLE 1 - INTRODUCTORY

1.1 The definitions and provisions of The Agreement will hold good as the basic agreed terms and conditions of Purchase and Sale, and shall not in any way be deemed to be diminished or reduced or superseded by the additional terms stated hereinafter.

ARTICLE 2 - PURCHASE PRICE

2.1 On the closing date, as defined in "Article 4" of The Agreement, and in addition to the cash portion of the Purchase Price (reference Section 2.1(a) and 2.1(b) of The Agreement), the Buyer shall transfer and deliver to the Seller or its nominee or assignee (each a "Transferee"), also as a portion of the said Purchase Price, 450,000 (four hundred and fifty thousand) shares of Global Marine Inc. common stock $.10 par value per share, subject to adjustment in accordance with
     Section 3.1 hereof (said shares to be delivered on the closing date, together with any additional shares to be delivered as a result of any subsequent adjustment under Section 3.1, being hereinafter referred to as "Shares").

2.2 It is understood and agreed that all Shares delivered pursuant to Section 2.1 or Section 3.1 will not, at the time of such delivery, have been regulated under the Securities Act of 1933, as amended (the "Securities Act"), and will therefore be subject to certain restrictions on transferability and sale thereof, and that, pending registration as provided in Section
     2.4 hereof, the certificates representing the Shares will bear a legend stating that such Shares have not been registered and setting forth or referring to such restrictions. Whenever a registration statement under the Securities Act is effective with respect to any Shares, the Buyer will take any and all actions reasonably requested by any holder thereof to effect the replacement of legended certificates representing such registered Shares by certificates without such legends.

2.3 The Seller will, or will cause each Transferee, if other than the Seller, to execute and deliver to the Buyer, at the time of delivery to each Transferee of any Shares that have not then been registered under the Securities Act, an investment letter covering such Shares in the form attached hereto as Exhibit A.

2.4 As soon as practicable following each delivery of Shares pursuant to Section 2.1 or Section 3.1, the Buyer shall cause the delivered Shares to be listed on the New York Stock Exchange, provided that the applicable listing requirements are satisfied. In addition, after delivery of all Shares required to be delivered by Buyer to Seller (or any other Transferee) hereunder, including the additional shares of Global Marine Inc. common stock to be delivered pursuant to
     Section 3.1, if any, the Buyer will cause to be filed with the Securities and Exchange Commission a registration statement under the Securities Act, on an appropriate form as the Buyer shall select, covering the delivered Shares; provided, however, that the Buyer shall not be required to file any such registration statement during any period of time when the Buyer is in possession of material information that it deems advisable not to disclose in a registration statement. The Buyer will use all reasonable efforts to cause such registration statement to become effective as soon as practicable following such filing and to keep such registration statement continuously effective for a period of 3 (three) years following the date on which it becomes effective or until all Shares included therein have been sold, if earlier (subject, however, to the provisions of Section 2.6 hereof). the Buyer shall bear all costs and expenses of listing and registration and of maintaining such listing and registration.

2.5 The Seller will, or will cause each Transferee, if other than the Seller, to provide the Buyer with such information with respect to Shares to be registered, the plans for the proposed disposition thereof, and such other information as shall, in the opinion of counsel for the Buyer, be necessary to enable the Buyer to include in the registration statement all material facts required to be disclosed with respect to the Transferee. The Buyer may require, as a condition to registering any Shares, that the Buyer shall have received an undertaking reasonably satisfactory to it from each prospective seller of such Shares or any underwriter participating in the offering or sale of such Shares to indemnify and hold harmless the Buyer, each of its directors, each of its officers who signs the registration statement, and any persons who control the Buyer within the meaning of either the Securities Act or the Securities Exchange Act of 1934, as amended, but only with reference to information relating to such seller or underwriter furnished to the Buyer by the seller or underwriter to whom such information relates specifically for use in the preparation of the registration statement. This indemnity will be in addition to any other liability that such seller or underwriter may otherwise have.

2.6 Each holder of any Shares will be deemed to agree by its acquisition of such Shares that, upon receipt of any notice from the Buyer of the occurrence of any event causing the prospectus constituting a part of the registration statement covering any Shares to contain an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, such holder will forthwith discontinue any and all use of such prospectus and disposition of Shares pursuant to such registration statement until the Buyer has had a reasonable opportunity to supplement or amend such prospectus and has delivered copies of the supplemented or amended prospectus to such holder, which the Buyer hereby undertakes to do.

ARTICLE 3 - ADJUSTMENT IN ALLOTMENT OF SHARES TO SELLER TOWARDS
COST OF REPAIRS

3.1 The Seller hereby agrees that the repair costs which may arise on account of any partial loss or damage, and which shall have to be borne by the Seller as provided in Article 7 of The Agreement, shall be adjusted in the number of Shares to be delivered and registered by the Buyer in the name of the Seller or Seller's nominee or assignee as a part of the Purchase Price. For the purpose of this adjustment, each Share shall be determined to have an agreed price of 4 (Four) U.S. Dollars.

     The repair costs to be borne by Seller under The Agreement shall be estimated at the time of closing and the number of Shares issued at that time shall take into account such estimated costs. Once the actual repair costs are determined additional Shares shall be issued or Seller shall return the share certificate(s) for cancellation of a portion of those previously issued, as the case may be.

3.2 In the event the repair costs are such that the costs cannot be adjusted to the full extent in the number of Shares to be delivered to the Seller at the above agreed price for each Share, the Seller agrees to pay to the Buyer the balance of repair costs in excess of the Share portion of the Purchase Price, out of the cash portion of the Purchase Price.

ARTICLE 4 - INCORPORATION OF PROVISIONS BY REFERENCE

Unless the context of this Supplementary Agreement requires otherwise, all of the terms, conditions and provisions of The
Agreement are deemed to form a part of this Agreement.

ARTICLE 5 - GENERAL

5.1 This Agreement represents the Supplementary terms and conditions to The Agreement dated as of the 13th day of December 1993, and shall be deemed to have come into effect concurrently and simultaneously with The Agreement, and the Agreement, together with this Supplementary Agreement represents the entire Agreement between the parties and supersedes any prior correspondence, representations or statements, whether written or oral on this subject.

5.2 Neither party shall assign this Supplementary Agreement without the prior written consent of the other party; except that either Seller or Buyer shall be entitled to assign this Supplementary Agreement, and all rights and obligations thereunder to any of their wholly owned subsidiaries at any time prior to the Closing Date, provided that the assignor shall remain primarily responsible for the due performance of this Agreement.

IN WITNESS WHEREOF the Parties have executed this Agreement by their duly authorised representatives on the day and year first above written

BUYER:                             SELLER:

GLOBAL MARINE INC.                 ABAN LOYD CHILES OFFSHORE
LIMITED


By:  /s/                           By:
          Vice President                     Managing Director


                                 EXHIBIT A

                       [Date of Delivery of Shares]





Global Marine Inc.
777 N. Eldridge
Houston, Texas 77079
USA


Gentlemen:

The undersigned [Name of Transferee], has acquired this date [Number of Shares] shares of common stock, $.10 par value per share (the "Shares"), of Global Marine Inc. ("GMI"). This undersigned hereby represents, acknowledges and agrees that the Shares are being acquired by the undersigned in a transaction not involving a public offering and that the Shares are being acquired by the undersigned for investment only and not with a view to, or for resale in connection with, any distribution of the Shares and with no present intention of distributing any of the Shares, as such terms are used in the Securities Act of 1933, as amended (the "Securities Act"), and the rules, regulations and interpretations of the Securities and Exchange Commission promulgated thereunder. The shares are being acquired by the undersigned for its own account. The undersigned is not acting on behalf of any other person, and no other person has any beneficial interest in the Shares.

The undersigned understands that the offering of the Shares has not been registered under the Securities Act or qualified under the securities laws of any state. The undersigned also understands that the Shares are "restricted shares" under the Securities Act which may be sold only in an offering registered under the Securities Act or in an offering exempt from the registration requirements of the Securities Act. The undersigned acknowledges that neither GMI nor any other person acting on behalf of GMI or in connection with the acquisition of the Shares by the undersigned has represented or implied, whether through act or omission, that any such exemption from registration is or may be available.

The undersigned agrees and acknowledges that (1) it has reviewed full information concerning the assets, liabilities, financial condition and operations of GMI; (2) it is not relying upon any representation or warranty by GMI with respect to such matters; and
(3) it does not desire any further information concerning such matters. In addition, the undersigned agrees to assume the obligations of a "Transferee" set forth in Sections 2.4, 2.5 and
2.6 of that certain Purchase and Sale Agreement (Supplementary) made December 13, 1993, by and between Global Marine Inc. and Aban Loyd Chiles Offshore Limited, a copy of which is annexed hereto.

                           [NAME OF TRANSFEREE]





                         By:  /s/

                         [Name and Title of Authorised Officer]


                              AMENDMENT NO. 1
            TO THE PURCHASE AND SALE AGREEMENT (SUPPLEMENTARY)
                       DATED AS OF DECEMBER 13, 1993



THIS AGREEMENT is made as of the 10th day of February, 1994

BETWEEN

(1) Aban Loyd Chiles Offshore Limited, a company organised and existing under the laws of India, with its offices at Sakthi
     Towers, 766 Anna Salai, Madras 600 002 India (hereinafter referred to as "Seller"); and

(2) Global Marine Inc., a company organised and existing under the laws of Delaware, USA, and having its registered office at 777
     N. Eldridge Rd., Houston, Texas 77079 (hereinafter referred to as "Buyer").

WITNESSETH

1. Seller and Buyer entered into a Purchase and Sale Agreement and a Purchase and Sale Agreement (Supplementary), both dated as of December 13, 1993, the terms and conditions of which, when read together, comprise the agreement of Seller to sell and the Buyer to buy the jackup drilling unit known as the Uxmal; and

2. The Purchase and Sale Agreement provided for an inspection to be conducted immediately prior to the closing to establish:

     (a) the condition of the spud cans which were not capable of being inspected during the period November 10-13, 1993;

     (b) that the rig is being delivered with all items provided for in Exhibit A to the Purchase and Sale Agreement.

     Any deficiencies noted in the above inspection were to result in an adjustment of the number of shares of Global Marine common stock to be delivered to Seller in accordance with the Purchase and Sale Agreement (Supplementary); and

3. The parties acknowledged that it was not practical to conduct such a pre-delivery inspection of the Uxmal and amended the Purchase and Sale Agreement to provide for post delivery inspection and now desire to amend the Purchase and Sale Agreement (Supplementary) to provide for a later delivery of the stock portion of the purchase price.

NOW THEREFORE, in consideration of the mutual covenants in the Purchase and Sale Agreement, Purchase and Sale Agreement (Supplementary), this Amendment No. 1 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree to amend the Purchase and Sale Agreement (Supplementary) in respect of the Uxmal and dated as of December 13, 1993, as follows:

1. Articles 2.1 through 2.6, inclusive, are deleted in their entirety and new Articles 2.1 through 2.4 will be substituted therefor as follows:-

     2.1 On June 30, 1994, and in addition to the cash portion of the Purchase Price (reference Section 2.1(a) and 2.1(b) of The Agreement), the Buyer shall transfer and deliver to the Seller or its nominee or assignee (each a "Transferee"), also as a portion of said Purchase Price, 450,000 (four hundred fifty thousand) shares of Global Marine Inc. common stock, $.10 par value per share, subject to adjustment in accordance with Section 3.1 hereof (said shares to be delivered on June 30, 1994, being hereinafter referred to as "Shares").

     2.2 It is understood and agreed that all Shares delivered pursuant to Section 2.1 or Section 3.1 will, at the time of such delivery, have been registered under the Securities Act of 1993, as amended (the "Securities Act") on an appropriate registration statement form as the Buyer shall select, and have been authorised for listing on the New York Stock Exchange, provided that the applicable registration and listing requirements are satisfied. The Buyer's obligations to register and list Shares hereunder are contingent upon the Seller having informed the Buyer in writing no later than April 29, 1994, as to whether the Shares are to be delivered to a nominee or assignee and, if so, as to the identity of such nominee or assignee, and upon the Seller otherwise having complied with the provisions hereof. The Buyer will use all reasonable efforts to cause such registration to become effective and such listing to be approved on or before June 30, 1994, and to keep such registration statement and such listing continuously effective until June 30, 1997, or until Shares included therein have been sold by each Transferee, if earlier (subject, however, to the provisions of Section 2.4 hereof). The Buyer shall bear all costs and expenses of listing and registration and of maintaining such listing and registration.

     2.3 The Seller will, or will cause each Transferee, if other than the Seller, to provide the Buyer with such information with respect to Shares to be registered, the plans for the proposed disposition thereof, and such other information as shall, in the opinion of counsel for the Buyer, be necessary to enable the Buyer to include in the registration statement all material facts required to be disclosed with respect to the Transferee. The Buyer may require, as a condition to registering any Shares, that the Buyer shall have received an undertaking reasonably satisfactory to it from each prospective seller of such Shares or any underwriter participating in the offering or sale of such Shares to indemnify and hold harmless the Buyer, each of its directors, each of its officers who signs the registration statement, and any persons who control the Buyer within the meaning of either the Securities Act or the Securities Exchange Act of 1934, as amended, but only with reference to information relating to such seller or underwriter furnished to the Buyer by the seller or underwriter to whom such information relates specifically for use in the preparation of the registration statement. This indemnity will be in addition to any other liability that such seller or underwriter may otherwise have.

     2.4 Each holder of any Shares will be deemed to agree by its acquisition of such Shares that, upon receipt of any notice from the Buyer of the occurrence of any event causing the prospectus constituting a part of the registration statement covering any Shares to contain an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, such holder will forthwith discontinue any and all use of such prospectus and disposition of Shares pursuant to such registration statement until the Buyer has had a reasonable opportunity to supplement or amend such prospectus and has delivered copies of the supplemented or amended prospectus to such holder, which the Buyer hereby undertakes to do.

2. Article 3.1 is hereby deleted in its entirety and amended to read as follows:

     "No later than 28 February representatives of the Buyer and Seller shall conduct a joint inspection to establish the following:

     (a) the condition of the spud cans and the cost of repairs, if any; and

     (b) that all items provided for in Exhibit A to the Purchase and Sale Agreement were delivered with the rig and the cost of equipment deficiencies, if any.

     In the event that the representatives of Seller and Buyer are unable to agree on the extent of the damage or the equipment deficiencies, or the cost thereof, a Surveyor from Matthews Daniel Company shall be appointed to make such a determination. Survey costs shall be borne equally by Seller and Buyer. Article 5.1 of the Purchase and Sale Agreement is hereby deemed amended to comport with the provisions of this article, if necessary.

     The Seller hereby agrees that the amount agreed by the representatives of Seller and Buyer or determined by the Matthews Daniel Surveyor, all as provided for herein, and which shall have to be borne by Seller, shall result in an adjustment in the number of Shares to be delivered to and registered by the Buyer in the name of Seller or Seller's nominee or assignee in accordance with Article 2.1 of the Purchase and Sale Agreement (Supplementary). For the purpose of this adjustment, each Shares shall be deemed to have an agreed price of 4 (four) US Dollars."

IN WITNESS WHEREOF the parties have executed this Amendment No 1 by their duly authorised representatives as of the day and year first above written.


BUYER                            SELLER

GLOBAL MARINE INC.               ABAN LOYD CHILES OFFSHORE LIMITED

By:   /s/                        By:
     Vice President                      Director